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                                                                   EXHIBIT 10.21

                          INDUSTRIAL REAL ESTATE LEASE

                             (Multi-Tenant Facility)



ARTICLE ONE:  BASIC TERM

         This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

         Section 1.01.       DATE OF LEASE:      July 26, 1996
                                             ---------------------------------

         Section 1.02. LANDLORD (INCLUDE LEGAL ENTITY): TCEP II Properties
Limited Partnership, a Texas limited partnership        ----------------------
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ADDRESS OF LANDLORD: c/o Trammell Crow Company, 3570 Camino del
Rio North, Suite 100, San Diego, California 92108

         Section 1.03. TENANT (INCLUDE LEGAL ENTITY): Biosite Diagnostics, Inc., a California Corporation
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ADDRESS OF TENANT: 11030 Roselle Street, San Diego, California 92121

         Section 1.04. PROPERTY: The Property is part of Landlord's multi-tenant real property development known as Sorrento West Industrial Park and described or depicted in Exhibit "A" (the "Project"). The Project includes the land, the buildings and all other improvements located on the land, and the common areas described in Paragraph 4.05(a). The Property is (include street address, approximate square footage and description):

Suites A-E at that certain building located at 11080 Roselle Street, San Diego, California, containing approximately 17,471 square feet.


         Section 1.05. LEASE TERM: Two (2) years 0 months beginning on October 1, 1996 or such other date as is specified in this Lease, and ending on September 30, 1998.


1988 Southern California Chapter                              Initials ________
     of the Society of Industrial
     and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)


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         Section 1.06. PERMITTED USES: (See Article Five) General administrative offices, warehousing and ancillary functions.

         Section 1.07. TENANT'S GUARANTOR: (If none, so state) None.

         Section 1.08. BLANK



         Section 1.09. BASE YEAR: The calendar year of 1997

         Section 1.10. INITIAL SECURITY DEPOSIT: (See Section 3.03) $11,356.15


         Section 1.11. VEHICLE PARKING SPACES ALLOCATED TO TENANT: (See Section 4.05) Thirty-two (32)

         Section 1.12. RENT AND OTHER CHARGES PAYABLE BY TENANT:

         (a) BASE RENT: Eleven Thousand Three Hundred Fifty-six and 15/100******************* Dollars ($11,356.15) per month for the first Twelve
(12) months, as provided in Section 3.01. and shall be increased on the first day of the thirteenth (13th) month(s) after the Commencement Date, to Eleven Thousand Seven Hundred Five and 57/100 ($11,705.57) per month for the next twelve (12) months.

         (b) OTHER PERIODIC PAYMENTS (i) Real Property Taxes above the "Base Real Property Taxes" (See Section 4.02); (ii) Utilities (See Section 4.03);
(iii) increased Insurance Premiums above "Base Premiums" (See Section 4.04);
(iv) Tenant's Initial Pro Rata Share of Common Area Expenses 10.75 % (See
Section 4.05); (v) Impounds for Tenant's Share of Insurance Premiums and Property Taxes (See Section 4.08); (vi) Maintenance Repairs and Alterations (See Article Six).

         Section 1.13. COSTS AND CHARGES PAYABLE BY LANDLORD: (a) Base Real Property Taxes (See Section 4.02); (b) Base Insurance Premiums (See Section 4.04(c)); (c) Common Area costs during the Base Year (Section 4.05); (d) Maintenance and Repair (See Article Six).

         Section 1.14. LANDLORD'S SHARE OF PROFIT ON ASSIGNMENT OR SUBLEASE:
(See Section 9.05) One Hundred percent ( 100 %) of the Profit (the "Landlord's Share").

         Section 1.15. RIDERS: The following Riders are attached to and made a part of this Lease: (If none, so state)_______________________________________
______________________________________________________________________________
______________________________________________________________________________



1988     Southern California Chapter                          Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)



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         ARTICLE TWO.  LEASE TERM

         Section 2.01. LEASE OF PROPERTY FOR LEASE TERM. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end the date specified in Section 1.05 above, unless the beginning or end of the Lease Term is changed under any provisions of this Lease. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term unless advanced or delayed under any provision of this Lease.

         Section 2.02. DELAY IN COMMENCEMENT. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the Commencement Date. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease except that the Commencement Date shall be delayed unless Landlord delivers possession of the Property to Tenant and the Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If Landlord does not deliver possession of the Property to Tenant within sixty (60) days after the Commencement Date, Tenant may elect to cancel this Lease by giving written notice to Landlord within ten (10) days after the sixty
(60) day period ends. If Tenant gives such notice, the Lease shall be cancelled and neither Landlord nor Tenant shall have any further obligations to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the actual Commencement Date and expiration date of the Lease. Failure to execute such amendment shall not affect the actual Commencement Date and expiration date of the Lease.

         Section 2.03. EARLY OCCUPANCY. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

         Section 2.04. HOLDING OVER. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify

1988     Southern California Chapter                          Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)



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Landlord against all damages which Landlord incurs from Tenant's delay in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by twenty-five percent (25%).

ARTICLE THREE:  BASE RENT

         Section 3.01. TIME AND MANNER OF PAYMENT. Upon execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.12(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall the Payable at Landlord's address or at such other place as Landlord may designate in writing.

         Section 3.02

         Section 3.03.  SECURITY DEPOSIT:

         (a) Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section 1.10 above. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges dues from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

         Section 3.04. TERMINATION: ADVANCE PAYMENTS. Upon termination of this Lease under Article Seven (Damages or Destruction), Article Eight (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant's successor) the unused portion of the Security Deposit, any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of the Lease.


1988     Southern California Chapter                           Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)



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ARTICLE FOUR:  OTHER CHARGES PAYABLE BY TENANT

         Section 4.01. ADDITIONAL RENT. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term Rent shall mean Base Rent and Additional Rent.

         Section 4.02.  PROPERTY TAXES.

         (a) REAL PROPERTY TAXES. Landlord shall pay the "Base Real Property Taxes" on the Property during the Lease Term. Base Real Property Taxes are real property taxes applicable to the Property as shown on the tax bill for the Base Year. Tenant shall pay Landlord the amount, if any, by which the real property taxes during the Lease Term exceed the Base Real Property Taxes. Subject to Paragraph 4.02(c), Tenant shall make such payments within fifteen (15) days after receipt of Landlord's statement showing the amount and computation of such increase. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time prior to or after the Lease Term.

         (b) DEFINITION OF "REAL PROPERTY TAX." "Real property tax" means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

         (c) JOINT ASSESSMENT. If the Property is not separately assessed, Landlord shall reasonably determine Tenant's share of the real property tax payable by Tenant under Paragraph 4.02(a) from the assessor's worksheets or other reasonably available information. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.


1988     Southern California Chapter                          Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)



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         (d)      PERSONAL PROPERTY TAXES.

         (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Property.

         (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen
(15) days after Tenant receives a written statement from Landlord for such personal property taxes.

         Section 4.03. UTILITIES. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, telephone and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

         Section 4.04.  INSURANCE POLICIES.

         (a) LIABILITY INSURANCE. During the Lease Term Tenant shall maintain a policy of commercial general liability insurance sometimes known as broad form comprehensive general liability insurance insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use or occupancy of the Property. Tenant shall name Landlord as an additional insured under such policy. The initial amount of such insurance shall be One Million Dollars ($1,000,000) per occurrence and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisers and other relevant factors. The liability insurance obtained by Tenant under this Paragraph 4.04(a) shall (i) be primary and noncontributing; (ii) contain cross-liability endorsements; and (iii) insure Landlord against Tenant's performance under Section 5.05, if the matters giving rise to the indemnity under Section 5.05 result from the negligence of Tenant. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve Tenant of any other obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage determined by Landlord insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Property. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance. Owner and Trammell Crow Company and related interests shall be named as additional insureds.

1988     Southern California Chapter                         Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)


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         (b) PROPERTY AND RENTAL INCOME INSURANCE. During the Lease Term,
Landlord shall maintain policies of insurance covering loss of or damage to the Property in the full amount of its replacement value. Such policy shall contain an Inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary. Landlord shall have the right to obtain flood and earthquake insurance if required by any lender holding a security interest in the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant on the Property. During the Lease Term, Landlord shall also maintain a rental income insurance policy, with loss payable to Landlord, in an amount equal to one year's Base Rent, plus estimated real property taxes and insurance premiums. Tenant shall be liable for the payment of any deductible amount under Landlord's or Tenant's insurance policies maintained pursuant to this Section 4.04, in an amount not to exceed Ten Thousand Dollars ($10,000). Tenant shall not do or permit anything to be done which invalidates any such insurance policies. Owner and Trammell Crow Company and related interests shall be named as additional insureds.

         (c)      PAYMENT OF PREMIUMS.

         (i) Landlord shall pay the "Base Premiums" for the insurance policies maintained by Landlord under Paragraph 4.04(b). If the Property has been previously fully occupied, the "Base Premiums" are the insurance premiums paid during or applicable to the Base Year. If the Property has not been previously fully occupied or has been occupied for less than twelve (12) months, the Base Premiums are the lowest annual premiums reasonably obtainable for the required insurance for the Property during the Base Year.

         (ii) Tenant shall pay Landlord the amount, if any, by which the insurance premiums for all policies maintained by Landlord under Paragraph 4.04(b) have increased over the Base Premiums, whether such increases result from the nature of Tenant's occupancy, any act or omission of Tenant, the requirement of any lender referred to in Article Eleven (Protection of Lenders), the increased value of the Property or general rate increases. However, if Landlord substantially increases the amount of insurance carried or the percentage of insured value after the period during which the Base Premiums were calculated, Tenant shall pay Landlord the amount of increased premiums which would have been charged by the insurance carrier if the amount of insurance or percentage of insured value had not been substantially increased by Landlord. This adjustment in the amount due from Tenant shall be made only once during the Lease Term.

1988     Southern California Chapter                       Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)



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Thereafter, Tenant shall be obligated to pay the full amount of any additional increases in the insurance premiums, including increases resulting from any further increases in the amount of insurance or percentage of insured value. Subject to Section 4.05, Tenant shall pay Landlord the increases over the Base Premiums within fifteen (15) days after receipt by Tenant of a copy of the premium statement or other evidence of the amount due. If the insurance policies maintained by Landlord cover improvements or real property other than the Property, Landlord shall also deliver to Tenant a statement of the amount of the premiums applicable to the Property showing, in reasonable detail, how such amount was computed. If the Lease Term expires before the expiration of the insurance period, Tenant's liability shall be pro rated on an annual basis.

         (d)      GENERAL INSURANCE PROVISIONS.

         (i) Any insurance which Tenant is required to maintain under this Lease shall include a provision which requires the insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or modification of such coverage.

         (ii) If Tenant fails to deliver any policy, certificate or renewal to Landlord required under this Lease within the prescribed time period or if any such policy is cancelled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance within fifteen (15) days after receipt of a statement that indicates the cost of such insurance.

         (iii) Tenant shall maintain all insurance required under this Lease with companies holding a "General Policy Rating" of A-12 or better, as set forth in the most current issue of "Best Key Rating Guide." Landlord and Tenant acknowledge the insurance markets are rapidly changing and that insurance in the form and amounts described in this Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.04 is for the primary benefit of Landlord. If at any time during the Lease Term, Tenant is unable to maintain the insurance required under the Lease, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant's type of business, as that coverage may change from time to time. Landlord makes no representation as to the adequacy of such insurance to protect Landlord's or Tenant's interests. Therefore, Tenant shall obtain any such additional property or liability insurance which Tenant deems necessary to protect Landlord and Tenant.


1988     Southern California Chapter                         Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)


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         (iv) Unless prohibited under any applicable insurance policies maintained, Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.

         Section 4.05.  COMMON AREAS: USE, MAINTENANCE AND COSTS.

         (a) COMMON AREAS. As used in this Lease, "Common Areas" shall mean all areas within the Project which are available for the common use of tenants of the Project and which are not leased or held for the exclusive use of Tenant or other tenants, including, but not limited to, parking areas, driveways, sidewalks, loading areas, access roads, corridors, landscaping and tenanted areas. Landlord, from time to time, may change the size, location, nature and use of any of the Common Areas, convert Common Areas into leasable areas, construct additional parking facilities (including parking structures) in the Common Areas, to increase or decrease Common Area land and/or facilities. Tenant acknowledges that such activities may result in convenience to Tenant. Such activities and changes are permitted if they do not materially affect Tenant's use of the Property.

         (b) USE OF COMMON AREAS. Tenant shall have the nonexclusive right (in common with other tenants and all others to whom Landlord has granted or may grant such rights) to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may establish from time to time. Tenant shall abide by such rules and regulations and shall use its best effort to cause others who use the Common Areas with Tenant's express or implied permission to abide by Landlord's rules and regulations. At any time, Landlord may close any Common Areas to perform any acts in the Common Areas as, in Landlord's judgment, are desirable to improve the Project. Tenant shall not interfere with the rights of Landlord, Tenants or any other person entitled to use the Common Areas.

         (c) SPECIFIC PROVISION RE: VEHICLE PARKING. Tenant shall be entitled to use the number of vehicle parking spaces in the Project allocated to Tenant in
Section 1.11 of the Lease without paying any additional rent. Tenant's parking shall not be reserved and shall be limited to vehicles no larger than standard size automobiles or pickup utility vehicles. Tenant shall not cause large trucks or other large vehicles to be

1988     Southern California Chapter                          Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)



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parked within the Project or on the adjacent public streets.(1) Temporary parking of large delivery vehicles in the Project may be permitted by the rules and regulations established by Landlord. Vehicles shall be parked only in striped parking spaces and not in driveways, loading areas or other locations not specifically designated parking. Handicapped spaces shall only be used by those legally permitted to use them. If Tenant parks more vehicles in ______________________________________ the number set forth in Section 1.11 of this Lease, such conduct shall be a material breach of this Lease in addition to Landlord's other remedies under the Lease. Tenant shall pay a daily charge determined by Landlord for each such additional vehicle.

         (d) MAINTENANCE OF COMMON AREAS. Landlord shall maintain the Common Areas in good order, condition and repair and shall operate the Project, in Landlord's sole discretion, as a first-class industrial/commercial real property development. Common Area costs include, but are not limited to, costs and expenses for the following: gardening and landscaping; utilities; water and sewage charges; maintenance of signs (other than tenants' signs); premiums for liability, property damage, fire and other types of casualty insurance on the Common Areas and worker's compensation insurance, all property taxes and assessments levied on or attributable to the Common Areas and all Common Area improvements; all personal property taxes levied on or attributable to personal property used in connection with the Common Areas; straight-line depreciation or personal property owned by Landlord which is consumed in the operation or maintenance of the Common Areas; rental or lease payments paid by Landlord for rented or leased personal property used in the operation or maintenance of the Common Areas; fees for required licenses and permits; repairing, resurfacing, repaving, maintaining, painting, lighting, cleaning, refuse removal, security and similar terms; reserves for roof replacement and exterior painting and other appropriate reserves; and a reasonable allowance to Landlord for Landlord's supervision of the Common Areas (not to exceed five percent (5%) of the gross rents of the Project for the calendar year). Landlord may cause any or all of such services to be provided to third parties and the cost of such services shall be included in Common Area costs. Common Area costs shall not include depreciation of real property which forms part of the Common Areas.

         (e)      TENANT'S SHARE AND PAYMENT.  See Addendum "A."




(1) Tenant shall be permitted to park a Biosite delivery truck in the parking area behind the building.

1988     Southern California Chapter                         Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)



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         Section 4.06. LATE CHARGES. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten
(10) days after it becomes due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reach of such late payment.

         Section 4.07. INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

         Section 4.08.


ARTICLE FIVE:  USE OF PROPERTY

         Section 5.01. PERMITTED USES. Tenant may use the Property only for the Permitted Uses set forth in Section 1.06 above.

         Section 5.02. MANNER OF USE. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of tenants of the Project, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Property and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property including the Occupational Safety and Health Act.

         Section 5.03.  HAZARDOUS MATERIALS.  See Addendum "A"

         Section 5.04. SIGNS. Tenant shall not place any signs on the Property without Landlord's prior written consent, subject to Exhibit "B" Sign Criteria.


1988     Southern California Chapter                           Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)



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         Section 5.05. INDEMNITY. Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from:
(a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property, including any contamination of the Property or any other property resulting from the presence or use of Hazardous Material caused or permitted by Tenant; (c) any breach or default in the performance of Tenant's obligations under this Lease;
(d) any misrepresentation or breach of warranty by Tenant under this Lease; or
(e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's gross negligence or willful misconduct. As used in this Section , the term "Tenant" shall include Tenant's employees, agents, contractors and invitees, if applicable.

         Section 5.06. LANDLORD'S ACCESS. Landlord or its agent may enter the Property at all reasonable times to show the Property to potential buyers, investors or tenants or other parties; to do any other act or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material; or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord may place customer "For Sale" or "For Lease" signs on the Property.

         Section 5.07. QUIET POSSESSION. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.


ARTICLE SIX:               CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND
                           ALTERATIONS

         Section 6.01. EXISTING CONDITIONS. Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Except as provided herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Tenant represents and warrants that Tenant has

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made its own inspection of and inquiry regarding the condition of the Property and is not relying on any representations of Landlord or any Broker with respect thereto. If Landlord or Landlord's Broker has provided a Property Information Sheet or other Disclosure Statement regarding the Property, a copy is attached as an exhibit to the Lease.

         Section 6.02. EXEMPTION OF LANDLORD FROM LIABILITY. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or upon other portions of the Project, or from other sources of places; or (d) any act or omission of any other tenant of the Project. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.02 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

         Section 6.03. LANDLORD'S OBLIGATIONS. Subject to the provisions of Article Seven (Damage or Destruction) and Article Eight (Condemnation),and except for damage caused by any act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, Landlord shall keep the foundation, roof and structural portions of exterior walls of the improvements on the Property in good order, condition and repair. However, Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the surfaces of walls. Landlord shall not be obligated to make any repairs under this Section
6.03 until a reasonable time after receipt of a written notice from Tenant of the need for such repairs.(2) Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the lease because of the condition of the Property.

         Section 6.04.  TENANT'S OBLIGATIONS.

         (a) Except as provided in Section 6.03, Article Seven (Damage or Destruction) and Article Eight (Condemnation), Tenant shall keep all portions of the Property (including structural, nonstructural, interior, systems and equipment) in good order, condition and repair (including interior repainting and

--------
(2)      Including flood prevention measures.

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refinishing, as needed). If any portion of the Property or any system or equipment in the Property which Tenant is obligated to repair cannot be fully repaired or restored, Tenant shall promptly replace such portion of the Property or system or equipment in the Property, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease Term (as such term may be extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended). Tenant shall maintain a preventive maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor. Landlord shall have the right, upon written notice to Tenant, to undertake the responsibility for preventive maintenance of the heating and air conditioning system at Tenant's expense. In addition, Tenant shall, at Tenant's expense, repair any damage to the roof, foundation or structural portions of walls caused by Tenant's acts or omissions. It is the intention of Landlord and Tenant that, at all times during the Lease Term, Tenant shall maintain the Property in an attractive, first-class and fully operative condition.

         (b) Tenant shall fulfill all of Tenant's obligations under this Section
6.04 at Tenant's sole expense. If Tenant fails to maintain, repair or replace the Property as required by this Section 6.04, Landlord may, upon ten (10) days' prior notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Property and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

         Section 6.05.  ALTERATIONS, ADDITIONS AND IMPROVEMENTS.

         (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent,(3) except for nonstructural alterations which do not exceed Ten Thousand Dollars ($10,000) in cost cumulatively over the Lease Term and which are not visible from the outside of any building of which the Property is part. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written
--------
(3)        Which consent shall not be unreasonably withheld or delayed.

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request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

         (b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least twenty (20) days' prior written notice of the commencement of any work on the Property, regardless of whether Landlord's consent to such work is required. Landlord may elect to record and post notices of nonresponsibility on the Property.

         Section 6.06. CONDITION UPON TERMINATION. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the expiration of the Lease and to restore the Property to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the property caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord's property) without Landlord's prior written consent; any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters; air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

Notwithstanding the provisions outlined in Section (s) 6.05 and 6.06, Landlord shall notice Tenant at the time they provide consent which alterations and improvements Tenant must remove from the Premises at Lease Termination.



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ARTICLE SEVEN:  DAMAGE OR DESTRUCTION

         If the Premises are destroyed in whole or in part from any cause, Landlord may elect either to restore the Premise or to terminate this Lease. Landlord shall notify Tenant of its election within sixty (60) days after the casualty.

         (a) RESTORATION. If Landlord elects to restore, Landlord shall promptly restore the Premises to their prior condition provided that such restoration can be completed within one hundred eighty (180) days (which period shall be extended one day for each day of delay resulting from causes beyond Landlord's control) after Landlord's notice of election of tenant. Tenant hereby expressly waives the provisions of Subdivision 2 of Section 1932 and Subdivision 4 of
Section 1933 of the California Civil Code. Rent shall abate from the date of casualty in the proportion that Tenant is actually deprived of use of the Premises.

         (b) TERMINATION. If Landlord elects to terminate, rent shall terminate as of the date of the casualty, and from the date of the notice of election the parties shall have no further obligation under this Lease except for obligation which arose prior to the casualty.

ARTICLE EIGHT:  CONDEMNATION

         If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power [all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever comes first. If more than twenty percent (20%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord

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shall repair any damage to the Property caused by the Condemnation, except that
Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.

ARTICLE NINE:  ASSIGNMENT AND SUBLETTING

         Section 9.01. LANDLORD'S CONSENT REQUIRED. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in Section 9.02 below. Landlord has the right to grant or withhold its consent as provided in Section 9.05 below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than twenty percent (20%) of the partnership interests shall require Landlord's consent.

         Section 9.02. TENANT AFFILIATE. Tenant may assign this Lease or sublease the Property, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"). In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

         Section 9.03. NO RELEASE OF TENANT. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

         Section 9.04. OFFER TO TERMINATE. If Tenant desires to assign the Lease or sublease the Property, Tenant shall have the right to offer, in writing, to terminate the Lease as of a date specified in the offer. If Landlord does not so elect, the Lease shall continue in effect until otherwise terminated and

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the provisions of Section 9.05 with respect to any proposed transfer shall continue to apply.

         Section 9.05.  LANDLORD'S CONSENT.

         (a) Tenant's request for consent to any transfer described in Section
9.01 shall set forth in writing the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and the rent and security and deposit payable under any proposed assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the Property; (ii) the net worth and financial reputation of the proposed assignee or subtenant; (iii) Tenant's compliance with all of its obligations under the Lease; and (iv) such other factors as Landlord may reasonably deem relevant. If Landlord objects to a proposed assignment solely because of the net worth and/or financial reputation of the proposed assignee, Tenant may nonetheless sublease (but not assign), all or a portion of the Property to the proposed transferee, but only on the other terms of the proposed transfer.

         (b) If Tenant assigns or subleases, the following shall apply:

                  (i) Tenant shall pay to Landlord as Additional Rent under the Lease the Landlord's Share (stated in Section 1.14) of the Profit (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to Tenant and the assignee or subtenant that Landlord's Share shall be paid by the assignee or subtenant to Landlord directly. The "Profit" means (A) all amounts paid to Tenant for such assignment or sublease, including "key" money, monthly rent in excess of the monthly rent payable under the Lease, and all fees and other consideration paid for the assignment sublease, including fees under any collateral agreements, less (B) costs and expenses directly incurred by Tenant in connection with the execution and performance of such assignment or sublease for real estate broker's commissions and costs of renovation or construction of tenant improvements required under such assignment or sublease. Tenant is entitled to recover such costs and expenses before Tenant is obligated to pay the Landlord's Share to Landlord. The Profit in the case of a sublease of less than all the Property is the rent allocable to the subleased space as a percentage on a square footage basis.


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                  (ii) Tenant shall provide Landlord a written statement
         certifying all amounts to be paid from any assignment of sublease of the Property within thirty (30) days after the transaction documentation is signed, and Landlord may inspect Tenant's books and records to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of Landlord's Share shall not be a consent to any further assignment or subletting. The breach of Tenant's obligation under this Paragraph 9.05(b) shall be a material default to the Lease.

         Section 9.06. NO MERGER. No merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

ARTICLE TEN:  DEFAULTS; REMEDIES

         Section 10.01. COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

         Section 10.02.  DEFAULTS.  Tenant shall be in material
default under this Lease:

         (a) If Tenant abandons the Property and if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04;

         (b) If Tenant fails to pay rent or any other charge when due;

         (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

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         (d) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

         (e) If any guarantor of the Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate, any guaranty of all or any portion of Tenant's obligations under the Lease. Unless otherwise expressly provided, no guaranty of the Lease is revocable.

         Section 10.03. REMEDIES. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

         (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which Landlord has earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Tenant would have paid for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its

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obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any cost or expenses Landlord incurs in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the worth at the time of the award is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant has abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b);

         (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due.

         (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

         Section 10.04. REPAYMENT OF "FREE" RENT. If this Lease provides for a postponement of any monthly rental payments, a period of "free" rent or other rent concession, such postponed rent or "free" rent is called the "Abated Rent." Tenant shall be credited with having paid all of the Abated Rent on the expiration of the Lease Term only if Tenant has fully, faithfully and punctually performed all of Tenant's obligations hereunder, including the payment of all rent (other than the Abated Rent) and all other monetary obligations and the surrender of the Property in the physical condition required by this Lease. Tenant acknowledges that its right to receive credit for the Abated Rent is absolutely conditioned upon Tenant's full, faithful and punctual performance of its obligations under this Lease. If Tenant defaults and does not cure within any applicable grace period, the Abated Rent shall immediately become due and payable in full and this Lease shall be enforced as if there were no such rent abatement or other rent concession. In such case Abated Rent shall be calculated based on the full initial rent payable under this Lease.


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         Section 10.05. AUTOMATIC TERMINATION. Notwithstanding any other term or provision hereof to the contrary, the Lease shall terminate on the occurrence of any act which affirms the Landlord's intention to terminate the Lease as provided in Section 10.03 hereof, including the filing of an unlawful detainer action against Tenant. On such termination, Landlord's damages for default shall include all cost and fees, including reasonable attorneys' fees that Landlord incurs in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease; the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Property. All such damages suffered (apart from Base Rent and other rent payable hereunder) shall constitute pecuniary damages which must be reimbursed to Landlord prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.

         Section 10.06. CUMULATIVE REMEDIES. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN:  PROTECTION OF LENDERS

         Section 11.01. SUBORDINATION. Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or the Lease. Tenant shall execute such further documents and assurances as such lender may require, provided that Tenant's obligations under this Lease shall not be increased in any material way (the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease. Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

         Section 11.02. ATTORNMENT. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee or purchase at a foreclosure sale,

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Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

         Section 11.03. SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

         Section 11.04.  ESTOPPEL CERTIFICATES.

         (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease has been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated, (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may require. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

         (b) If Tenant does not deliver such statement to Landlord within such ten (10) day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event Tenant shall be estopped from denying the truth of such facts.

         Section 11.05.  TENANT'S FINANCIAL CONDITION.  Within ten
(10) says after written request from Landlord, Tenant shall deliver to Landlord such financial statements as Landlord

1988     Southern California Chapter                         Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)
reasonably requires to verify the net worth of Tenant or any assignee subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.

ARTICLE TWELVE.  LEGAL COSTS

         Section 12.01. LEGAL PROCEEDINGS. If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability Landlord may incur if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs Landlord incurs in any such claim or action.

         Section 12.02. LANDLORD'S CONSENT. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which required Landlord's consent.


1988     Southern California Chapter                        Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)

         ARTICLE THIRTEEN.  MISCELLANEOUS PROVISIONS.

         Section 13.01. NON-DISCRIMINATION. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

         Section 13.02.  LANDLORD'S LIABILITY; CERTAIN DUTIES.

         (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or Project or the leasehold estate under a ground lease of the Property or Project at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

         (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such nonperformance within thirty (30) days after receipt of Tenant's notice. However, if such nonperformance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

         (c) Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord's interest in the Property and the Project, and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this Lease.

         Section 13.03. SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision of this Lease, which shall remain in full force and effect.

         Section 13.04.  INTERPRETATION.  The captions of the
Articles or Sections of this Lease are to assist the parties in

1988     Southern California Chapter                         Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)
reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provisions relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

         Section 13.05. INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

         Section 13.06. NOTICES. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in Section 1.02 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

         Section 13.07. WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

         Section 13.08. NO RECORDATION. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded. The party requiring such recording shall pay all transfer taxes and recording fees.

         Section 13.09. BINDING EFFECT: CHOICE OF LAW. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interest of Tenant's successor are acquired in accordance with

1988     Southern California Chapter                        Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)
the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

         Section 13.10. CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general partner of the partnership, that he or it has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

         Section 13.11. JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

         Section 13.12. FORCE MAJEURE. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, floor or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

         Section 13.13. EXECUTION OF LEASE. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

         Section 13.14. SURVIVAL. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

         Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialled all Riders which are attached to or incorporated by reference in this Lease.


1988     Southern California Chapter                       Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)

"TENANT"

BIOSITE DIAGNOSTICS, INC.
a California corporation

By:       /s/ Kim Blickenstaf
          ___________________
              Kim Blickenstaf

Title:        President
      -------------------------
Date: _________________________



"LANDLORD"

TCEP II PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership

By:      TCEP II Holdings, L.L.C., a Texas liability company, its
         General Partner

         By:      Trammell Crow Equity Partners II, Ltd., a Texas
                  limited partnership, a Member

                  By: Trammell Crow Ventures #2, Ltd., a Texas limited partnership, its General Partner

                  By: Trammell Crow Ventures #3, Ltd., a Texas limited partnership, its General Partner

                           By:      Trammell Crow Ventures Management Company,
                     I              Inc., a Texas corporation, its General
                                    Partner

                           By:               /s/ Jeffrey C. ?
                                             _______________________________
                           Title:             Vice President
                                             _______________________________
                           Date:                8/12/96
                                             _______________________________



1988     Southern California Chapter                         Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)

Biosite Diagnostics
Addendum A
Page 1

                                  ADDENDUM "A"

         This Addendum is to that certain Lease dated July 26, 1996, by and between Biosite Diagnostics, Inc., a California Corporation ("Tenant") and TCEP II Properties Limited Partnership, A Texas Limited Partnership ("Landlord").

         The printed portion of the Lease is hereby modified and supplemented as follows. Wherever there is any conflict between this Addendum and the printed portion of the Lease, the provisions of the Addendum are paramount and the Lease shall be construed accordingly.

1.       Insert the following as Section 4.05 (e) of the Lease:

Section 4.05(e)               "TENANT'S SHARE AND PAYMENT.

         In order that the Rent payable during the Term reflect any increase in Common Area Costs, Tenant agrees to pay to Landlord as Rent, Tenant's Proportionate Share of all increases in costs, expenses and obligations attributable to the Project and its operation, all as provided below.

         If, during any calendar year during the Term, Common Area Costs exceed the Common Area Costs for the Base Year, Tenant shall pay to Landlord, in addition to the Base Rent and all other payments due under this Lease, an amount equal to Tenant's Proportionate Share of such excess Common Area Costs in accordance with the provisions of this Section 4.05(e).

Tenant's Proportionate Share of Common Area Costs shall be payable by Tenant to Landlord as follows:

         (a) Beginning with the calendar year following the Base Year and for each calendar year thereafter ("Comparison Year"), Tenant shall pay Landlord an amount equal to Tenant's Proportionate Share of the Common Area Costs incurred by Landlord in the Comparison Year which exceeds the total amount of Common Area Costs payable by Landlord for the Base Year. This excess is referred to as the "Excess Expense."

         (b) To provide for current payments of Excess Expenses, Tenant shall, at Landlord's request, pay as additional rent during each Comparison Year, an amount equal to Tenant's Proportionate Share of the Excess Expense payable during such Comparison Year, as estimated by Landlord from time to time. Tenant's pro rata share shall be calculated by dividing the square foot area of the Property, as set forth in Section 1.04

1988     Southern California Chapter                       Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)

Biosite Diagnostics
Addendum A
Page 2

of the Lease, by the aggregated square foot area of the Project which is leased or held for lease by tenants, as of the date on which the computation is made. Tenant's initial pro rata share is set out in Paragraph 1.12(b). Any changes in the Common Area costs and/or the aggregate area of the Project leased or held for lease during the Lease Term shall be effective on the first day of the month after such charge occurs. Landlord may, at Landlord's election, estimate in advance and charge to Tenant as Common Area costs, all real property taxes for which Tenant is liable under Section 4.02 of the Lease, all insurance premiums for which Tenant is liable under Section 4.04 of the Lease, all maintenance and repair costs for which Tenant is liable under Section 6.04 of the Lease, and all other Common Area costs payable by Tenant hereunder. Such payments shall be made in monthly installments, commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount it is to pay hereunder and continuing until the first day of the month following the month in which Landlord gives Tenant a new notice of estimated Excess Expenses. It is the intention hereunder to estimate from time to time the amount of the Excess Expenses for each Comparison Year and Tenant's Proportionate Share thereof, and then to make an adjustment in the following year based on the actual Excess Expenses incurred for that Comparison Year.

         (c) On or before April 1 of each Comparison Year after the first Comparison Year (or as soon thereafter as is practical), Landlord shall deliver to Tenant a statement setting forth Tenant's Proportionate Share of the Excess Expenses for the preceding Comparison Year. If Tenant's Proportionate Share of the actual Excess Expenses for the previous Comparison Year exceeds the total of the estimated monthly payments made by Tenant for such year, Tenant shall pay Landlord the amount of the deficiency within ten (10) days of the receipt of the statement. If such total exceeds Tenant's Proportionate Share of the actual Excess Expenses for such Comparison Year, then Landlord shall credit against Tenant's next ensuing monthly installment(s) of additional rent an amount equal to the difference until the credit is exhausted. If a credit is due from Landlord on the Expiration Date, Landlord shall pay Tenant the amount of the credit. The obligations of Tenant and Landlord to make payments required under this Section 4.05(e) shall survive the Expiration Date.

         (d) Tenant's Proportionate Share of Excess Expenses in any Comparison Year having less than 365 days shall be appropriately prorated.


1988     Southern California Chapter                       Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)

Biosite Diagnostics
Addendum A
Page 3

         (e) If any dispute arises as to the amount of any additional rent due hereunder, Tenant shall have the right after reasonable notice and at reasonable times to inspect Landlord's accounting records at Landlord's accounting office and, if after such inspection Tenant still disputes the amount of additional rent owed, a certification as to the proper amount shall be made by Landlord's certified public accountant, which certification shall be final and conclusive. Tenant agrees to pay the cost of such certification unless it is determined that Landlord's original statement overstated Common Area Costs by more than five percent (5%).

2. Insert the following language as Section S.03 (a) of the Lease:

Section 5.03(a)             "HAZARDOUS MATERIALS

         With respect to any release of toxic or hazardous substances or wastes of the premises occurring on or after the date of this Lease and caused by or resulting from the negligent acts or omissions or willful misconduct of Tenant, its employees, authorized agents, or contractors, and which release or other condition violates the provisions of, or necessitates any removal, treatment, or other remedial action under, any past, present, or future federal, state or local statute or ordinance or any regulation, directive, or requirement of any governmental authority with jurisdiction relating to protection of the environment, Tenant agrees to defend, indemnify, and hold harmless Landlord, its partners. employees, from and against any and all losses, claims, liabilities, damages, demands, fines, costs and expenses (including reasonable attorney's fees and legal expenses) arising out of or resulting therefrom. The provisions of this Paragraph shall survive the termination or expiration of this Lease and the surrender of the premises by Tenant, with respect to releases, events, or conditions occurring prior to such termination, expiration, or surrender. With respect to any release of toxic or hazardous substances or wastes or other condition of the premises occurring prior to or after the date of this Lease and caused by or resulting from the negligent acts or omissions or willful misconduct of Landlord, its employees, authorized agents, or contractors, and which release or other condition violates the provisions of, or necessitates any removal, treatment, or other remedial action under, any past present, or future federal, state or local statute or ordinance or any regulation, directive, or requirement of any governmental authority with jurisdiction relating to protection of the environment, Landlord agrees to defend, indemnify, and hold harmless Tenant and its employees from and

1988     Southern California Chapter                           Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)

Biosite Diagnostics
Addendum A
Page 4

against any and all losses, claims, liabilities, damages, demands, fines, costs and expenses (including reasonable attorneys' fees and legal expenses) arising out of or resulting therefrom.

3. Insert the following language as Section 5.03 (b) of the Lease:

Section 5.03 (b)      "RELEASE REPORTING REQUIREMENTS

This is to inform you of your obligations to properly report unauthorized releases of hazardous substances to appropriate authorities. If you do not report such releases, a recently enacted law imposes an independent obligation on property owner's to report these releases to the proper authorities. Because of this new law, the owners of the property from whom you lease space have asked that all tenants be notified of this reporting obligation. This is not intended to, nor does it imply, that a release of hazardous substances has recently occurred in, on, under or about your leased premises.

Federal and California law require that an unauthorized release of hazardous substances be reported to federal and state agencies within twenty four (24) hours of the occurrence. Historically, this reporting obligation has been limited to the party responsible for causing the release. Recently, California enacted legislation which strengthens this reporting obligation (California Health & Safety Code Section 25359.4). Under Section 25359.4, among other things, new reporting requirements are imposed upon the owners of property on which the release occurred. Thus the owners of the property can be held responsible for not reporting a release, even though the owners did not cause the release. Penalties for not reporting a release can be as high as $25,000 per day per violation {Health & Safety Code Section 2539.4(d).} These penalties can be assessed against the party responsible for the release or the property owner.

Your lease requires that you operate your business in accordance with applicable laws. Accordingly, you are responsible for determining your reporting obligations if an unauthorized release of hazardous substances occurs in, on, under or about your leaved premises. Should you be required to report such a release to a government agency, you should also immediately notify your Property Manager. If Trammell Crow, as manager of the property, becomes aware of an unauthorized release and, in its sole judgment, determines that a reporting obligation has been triggered, and if after consultation with you, or efforts

1988     Southern California Chapter                        Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)

Biosite Diagnostics
Addendum A
Page 5

to consult with you, it is determined that no report has been made by you, Trammell Crow will report the release on behalf of the property owners warning you as the sole responsible party. In addition to the foregoing, and as required by your lease, any unauthorized release of a hazardous substance in, on, under or about the property must be disclosed to Trammell Crow, whether or not this release must be reported to an outside government agency.

In any situation where a hazardous substance release may have impacted the soil beneath or around your leased space, or may have impacted the interior of your leased space, the following additional steps should be undertaken. These steps are:

         Contact one or more qualified environmental consultants and request a COST PROPOSAL to assess the extent of the impact. A copy of this proposal should be forwarded to Trammell Crow for our review and comments. New work will be authorized without our prior review and approval. Once a consultant has been retained, a WORKPLAN should be prepared detailing the actions to be taken to assess the extent of the impact or the remediation method, as appropriate. A copy of this WORKPLAN should be forwarded to Trammell Crow for our review and comments. No work, in particular no soil testing or other intrusive work, will be authorized without our prior review and approval.

         Notify Trammell Crow when the work is scheduled to begin. A consultant may be retained by the owners to oversee the work being conducted by your consultant.

         Conduct the work and provide to Trammell Crow a copy of a DRAFT report documenting the problem, the extent of the impact, the procedures used to address the release, and a conclusion by the consultant on the adequacy of the remediable action taken. Since the report will become a component of the permanent records of the property, Trammell Crow's comments and approval are an integral part of this process.

         Provide to Trammell Crow a copy of the FINAL report

We appreciate your attention to the contents in this Section 5.3. Trammell Crow, as Property Manager, will be pleased to answer any questions you may have, or to assist you in any way we can in your efforts to comply with these requirements. The obligation to comply, however, is yours. If you have any questions, please contact J. Kenneth Doole at (213) 724-2246.

1988     Southern California Chapter                       Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)

Biosite Diagnostics
Addendum A
Page 6

Mr. Doole will be glad to discuss the contents of this Section with you.

4. Insert the following language as Section 6.01(a) of the Lease:

Section 6.01(a). "EXISTING CONDITIONS.

         Landlord shall warrant that the HVAC is in good working condition for the first twelve (12) months of the Lease Term.

5.  Insert the following language as Section 14 of the Lease:

Section 14. "OPTION TO RENEW.

         Subject to Tenant's compliance and performance of its Lease obligations, Tenant shall be granted two (2) one (1) year Option(s) to Renew. Tenant shall notify Landlord in writing of its intent to exercise said Option(s) at least one hundred twenty (120) days prior to the expiration of the initial Lease Term or the first Option to Renew. All Terms and Conditions shall remain the same with the exception of Base Rent which shall be as follows:

October 1, 1998 - September 30, 1999 (First one-year option) - $12,229.70 per month. October 1, 1999 - September 30, 2000 (Second one-year option) - $12,753.83 per month

6.  Insert the following language as Section 15 of the Lease:

Section 15. "CONSTRUCTION OF LEASED PREMISES

         A. Tenant Improvement Allowance. Landlord shall provide Tenant an allowance (The 'Tenant Improvement Allowance') which shall be applied to the cost of the construction of Tenant Improvements (the 'Tenant Improvements') in the Premises (excluding Tenant's trade fixtures) and which shall be in an amount of Thirty-Four Thousand Nine Hundred Forty-Two Dollars ($34,942) which is based on 17,471 rentable square feet multiplied by $2.00 per rentable square foot. Tenant shall be responsible for the cost of all Tenant Improvements in excess of the Tenant Improvement Allowance. As used herein, the phrase 'cost of the construction of Tenant Improvements' shall mean and refer to all costs expended by Tenant relative to the construction of Tenant Improvements, which shall include, but shall not be limited to, costs of equipment, material and labor; contractor's field overhead and fees; cost of preparation of

1988     Southern California Chapter                        Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)

Biosite Diagnostics
Addendum A
Page 7

preliminary space plans and specifications and working drawings; governmental agency fees relating to said construction; costs of any requirements regarding construction which are imposed by any federal, state or local governmental entity or agency which are not reflected in the approved Plans and Specifications for the Tenant Improvements; sales and use taxes (but not real property taxes); permits; plan check fees; bonds; demolition; and other costs directly related to the construction of the Tenant Improvements. Upon completion of the Tenant Improvements, Tenant shall provide for Landlord a certification by Tenant of the cost of such construction and a copy of the final unconditional certificate of occupancy for the Premises issued by the city of San Diego and a certification by Tenant's general contractor that the Tenant Improvements have been constructed in a good and workmanlike manner in accordance with the Plans and Specifications as defined in subparagraph B, below, and that all sums owing to subcontractors, materialmen, laborers and other persons having mechanics' lien rights have been paid (or, if any payment is in good faith disputed, have been adequately bonded). Landlord shall reimburse Tenant the amount of the construction costs, up to $34,942, within twenty (20) days of receipt and approval of the items listed above. Landlord may withhold up to fifteen percent (15%) of the Tenant Improvement Allowance until thirty-five (35) days after the recordation of a notice of completion to help ensure that all mechanic's lien claims have been paid or provided for. No part of the Tenant Improvement Allowance may be expended for costs other than the costs of the construction of Tenant Improvements which shall be deemed Leasehold Improvements. Tenant shall be permitted to remove all trade fixtures that they install into the Premises.

         B. Construction of Tenant Improvements. Subject to Section 6.01(a), Tenant accepts the Premises in their present condition and shall be solely responsible for the construction of the Tenant Improvements. Tenant shall improve the Premises in accordance with the Plans and Specifications and such requirements and upon such conditions as Landlord may impose in accordance with normal standards currently in use by Landlord (the 'Work'). Tenant shall prepare a preliminary layout with Landlord's cooperation and for Landlord's approval, which approval shall not be unreasonably withheld or delayed. Landlord shall use its best efforts to notify Tenant of Landlord's approval or disapproval of the layout within five (5) days of Landlord's receipt. Upon approval of the layout, Tenant shall prepare working drawings adequate in detail to perform the Work and shall have necessary mechanical (sprinkler, air conditioning, heating, electrical and plumbing) drawings prepared in consultation with a mechanical engineer covering mechanical

1988     Southern California Chapter                    Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)

Biosite Diagnostics
Addendum A
Page 8

elements of the Work. The drawings, together with the preliminary layout, are referred to as the 'Plans and Specifications.' All costs of preparing the Plans and Specifications and performing the Work in excess of the Tenant Improvement Allowance shall be at Tenant's sole cost and expense. Any review or approval by Landlord of the Plans and Specifications shall be done without any representation or warranty whatsoever to Tenant with respect to the adequacy, correctness or efficiency thereof or otherwise. The Work shall be performed pursuant to a general contract with a reputable licensed contractor with experience in constructing tenant improvements in similar buildings in San Diego County. Tenant shall select the contractor subject to Landlord's approval, which shall not be unreasonably withheld or delayed. Landlord shall have no liability for any defects or deficiencies in the Work.

         C. Entry To Perform Work. Landlord shall permit Tenant and Tenant's agents to enter the Premises prior to the Commencement Date in order that Tenant may do the Work. Tenant agrees that any such entry into and occupation of the Premises shall be deemed to be under all of the terms, covenants, conditions and provisions of this Lease except as to the covenant to pay the Rent, and further agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of the Work and installations made in the Premises or to any property placed therein prior to the Commencement of the Term, the same being at Tenant's sole risk. During construction of Tenant's Work, Tenant shall obtain and maintain standard 'course of construction' insurance in form and content reasonably acceptable to Landlord naming Landlord (and, at Landlord's request, any mortgagee of the Land and/or Building) as additional insured.

         D. Representatives. Landlord appoints Landlord's Representative to act for Landlord and Tenant appoints Tenant's Representative to act for Tenant in all matters covered by this Section 15. All inquiries, requests, instructions, authorizations and other communications with respect to the matters covered by this Section will be made to Landlord's Representative or Tenant's Representative, as the case may be. Either party may change its Representative at any time with three (3) days' prior written notice to the other party.

         Tenant's Representative:     Michael Dunbar

         Landlord's Representative:   Shelly Bruce


1988     Southern California Chapter                    Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)

Biosite Diagnostics
Addendum A
Page 9

         E. Landlord's Approval. The Plans and Specifications (including any revisions requested by Tenant) shall be subject to Landlord's approval, which shall not be unreasonably withheld and shall be given (or denied, with the reasons therefor specified) within five (5) days after receipt of Tenant's request therefor. Without limiting the foregoing, it shall not be unreasonable for Landlord to disapprove the Plans and Specifications if they require work which:

         (a) exceeds or affects the structural integrity of the Building, or any part of the heating, ventilating, air conditioning, plumbing, mechanical, electrical, communication or other systems of the Building;

         (b) is not approved by the holder of any mort&age or deed of trust encumbering the Building at the time the work is proposed;

         (c) would not be approved by a prudent owner of property similar to the Building;

         (d) violates any agreement which affects the Building or binds
Landlord;

         (e) Landlord reasonably believes will increase the cost of operation or maintenance of any of the systems of the Building;

         (f) Landlord reasonably believes will reduce the market value of the Premises or the Building at the end of the Term;

         (g) does not conform to applicable building code or is not approved by any governmental authority with jurisdiction over the Premises; or

         (h) does not conform to a quality consistent with other tenant improvements constructed using Building Standard materials within the Building.

         G. Completion Of Improvements; Commencement Date. The Term shall commence on the specified Commencement Date or such earlier date as the work has been substantially completed and Tenant has occupied the Premises. (If the Term commences before the specified Commencement Date, the Termination Date shall be twenty-four (24) months following the actual Commencement Date and the parties shall prepare and sign a memorandum setting forth such dates.)


1988     Southern California Chapter                       Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)

Biosite Diagnostics
Addendum A
Page 10

         F. Compliance with ADA. Landlord and Tenant are aware that a new federal law, commonly known as the Americans With Disabilities Act ("ADA"), has recently become effective. The parties agree that Landlord shall be responsible for making any modifications to the Land and/or Building which are necessary to comply with the ADA, and Tenant shall be responsible for ensuring that Tenant's Work (and any alterations thereto made by Tenant) complies with the ADA. Each party agrees to cooperate with the other in a reasonable manner to comply with the ADA.

BIOSITE Diagnostics, Inc. a California corporation

By:    /s/ Kim D. Blickenstaff
       __________________________
       Kim D. Blickenstaff
Title: President

Date: ___________________________

TCEP II PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership

By:      TCEP II Holdings, L.L.C., a Texas liability company, its
         General Partner

         By:      Trammell Crow Equity Partners II, Ltd., a Texas
                  limited partnership, a Member

                  By: Trammell Crow Ventures #2, Ltd., a Texas limited partnership, its General Partner

                  By: Trammell Crow Ventures #3, Ltd., a Texas limited partnership, its General Partner

                           By:      Trammell Crow Ventures Management Company,
                     Inc., a Texas corporation, its General
                                    Partner

                           By:                /s/ Jeffrey Chavez
                                             ____________________________

                           Title:             Vice President
                                             ____________________________

                           Date:               8/12/96
                                             ____________________________


1988     Southern California Chapter                      Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)

Biosite Diagnostics
Addendum A
Page 11

                                   EXHIBIT "A"

                                GRAPHICS OMITTED





1988     Southern California Chapter                       Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)

Biosite Diagnostics
Addendum A
Page 12

                                   EXHIBIT "B"

                                  SIGN CRITERIA

Sign Criteria establishes the uniform policies for all lessee sign identification. These criteria have been established for the purpose of maintaining the overall appearance of the project. Conformance will be strictly enforced. Any sign installed that does not conform to the sign criteria will be brought into conformity at the expense of the Lessee.

A.       GENERAL REQUIREMENTS

         1. A drawing of all proposed Lessee's signs indicating copy, sizes, color, and locations shall be submitted to the Trammell Crow Company, prior to fabrication of any sign.

         2. Trammell Crow Company shall approve all copy and/or logo design and color prior to the fabrication of the sign, which approval shall occur in a timely manner and shall not be unreasonably withheld.

         3. Trammell Crow Company shall direct the placement of all Lessee's signs and the method of attachment to the building.

         4. Lessee shall be responsible for the fulfillment of requirements for this criteria.

         5. Sign fabrication and installation shall be paid for by the Lessee.

B.       GENERAL SPECIFICATIONS

         1. Lessee shall be allowed one (1) corporate name and logo sign per building regardless of size of occupancy.

         2. Lessee shall be allowed to install signs identifying non-reserved parking, shipping, receiving, and other areas of the Premises which require proper identification for third parties conducting business with Lessee, as well as other signs that are required pursuant to Federal, State or Local Municipal Laws and Regulations.


1988     Southern California Chapter                         Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)

Biosite Diagnostics
Addendum A
Page 13

         3. All signs to be of individual letters and logos consistent with the style, color and size of all others in the Industrial Park. No cans, frames or panels are permitted.

         4.       No electrical or audible signs will be allowed.

         5. Upon the removal of any sign, any damage to the building will be prepared by the Lessee, except for any damage resulting from negligent or otherwise improper removal of a sign by a party acting under the direction of Lessor.

         6. Except as provided herein, no advertising placards, banners, pennants, names, insignia, trademarks, or other descriptive material shall be affixed or maintained upon any external automated machine, glass panes of the building, landscaped areas, streets or parking areas, except for signs indicating the Premises are protected by security services.

Please contact Trammell Crow Company for approvals of your signs.




1988     Southern California Chapter                          Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)

Biosite Diagnostics
Addendum A
Page 14

                                   EXHIBIT "C"

ASBESTOS NOTIFICATION FOR
SORRENTO WEST INDUSTRIAL PARK

California law requires landlords to notify tenants regarding the presence of construction materials containing asbestos in their workplace. This letter is to inform you about asbestos-containing construction materials ("ACCM"), at Sorrento West Industrial Park, located at 11180 Roselle Street in the City of San Diego, California 92121.

A survey of the building was conducted by an environmental consultant, H+GCL, during August and September 1993 in order to determine whether asbestos-containing construction materials were present. H+GCL took bulk samples of all suspected ACCM in the building, which then were analyzed by the polarized light microscopy method recommended by the U.S. Environmental Protection Agency. The survey report indicated that in various areas throughout Sorrento West Industrial Park, the following building materials were identified to contain five to thirty percent chyrsotile asbestos: drywall mud/tape compound, floor tile and mastic, linoleum sheeting, and mastic on the underside of sinks.

H+GCL's final assessment of the building indicated that the ACCM is non-friable and in good condition. The portions of the survey report that deal with ACCM in Sorrento West Industrial Park, including laboratory results with respect to bulk samples of suspected ACCM, are available for your review from Dr. Ken Doole, Environmental Project Manager at Environmental Asset Services, Inc, 5801 S. Eastern Avenue, Suite 100, Commerce, California 90040 from 8:00 to 5:00 p.m. each business day.

EPA has found that as long as asbestos-containing construction materials remain undisturbed, exposure is unlikely and building occupants are unlikely to be subject to health hazards from these materials. Your assistance in avoiding any disturbance of the ACCM in the building is requested. Ken Doole must authorize any repair or renovation work in areas containing ACCM. Additionally, Ken Doole has to authorize all work that may disturb or damage floor tile, sheeting, drywall or sinks in the building. During any period when work is being done in areas containing ACCM, the areas will be closed to all but those workers involved in the project. Warning signs will be posted, and building occupants and other users must comply with instructions regarding access to the area.

1988     Southern California Chapter                           Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)

Biosite Diagnostics
Addendum A
Page 15
                                   EXHIBIT "D"

                          DISCLOSURE NOTICE TO TENANTS
                     REGARDING SORRENTO WEST INDUSTRIAL PARK

In January of 1995, portions of the Sorrento West Industrial Park were flooded as a result of inordinately heavy rains during that month. Any damage which may have occurred to the property has since been repaired or is under repair. The owner is currently working in conjunction with other property owners in the area to finance and obtain approval for flood control improvements which will prevent future flooding in the event of another series of heavy rains.








1988     Southern California Chapter                          Initials ________
         of the Society of Industrial
         and Office Realtors, Inc.
                            (Multi-Tenant Gross Form)